Exhibit 99.2(d)(2)

COMMON STOCK                                                      COMMON STOCK
  NUMBER                                                             SHARES
-------------------                                            ----------------
K-
-------------------                                            ----------------
  SEE REVERSE FOR                                              This certificate
CERTAIN DEFINITIONS                                             is transferable
                                                                in Boston or in
                                                                    New York

                             KOREA EQUITY FUND, INC.

Acct. No.       Alpha Code       A Maryland Corporation      CUSIP 500638 10 4

This certifies that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.10 PAR VALUE OF

                                            Korea Equity Fund, Inc.

       transferable on the books of said Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.


Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                               [Corporate Seal]
-------------------------                              ------------------------
President                                              Secretary

Countersigned and Registered:

STATE STREET BANK AND TRUST COMPANY

Transfer Agent and Registrar

By:
   --------------------------
Authorized Signature

                             KOREA EQUITY FUND, INC.

The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative participating, optional or other special rights of each class of shares or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request should be made to the Secretary of the Corporation.

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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common           UNIF GIFT MIN ACT-_____Custodian_______
                                                          (Cust)        (Minor)

TEN ENT--as tenants by  the entireties  under Uniform Gifts to Minors Act _____
                                                                         (State)

JT TEN --as joint tenants with right
         of survivorship and not as
         tenants in common

            Additional abbreviations may also be used though not in the above list.

      For value received,................. hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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             Please print or typewrite name and address of assignee
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                                                                      Shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________ Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated:__________________

                                            X:_________________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with the
                                            name as written upon the face of the
                                            certificate in every particular,
                                            without alteration or enlargement,
                                            or any change whatever.